Exhibit 8.1

THE BOC GROUP plc

List of subsidiary and associated undertakings and other significant holdings pursuant to Section 231 and Schedule 5 of the Companies Act 1985 as at 30 September 2005. Except where otherwise stated, the shares held are Ordinary shares.

* = Shares held through a subsidiary or associated undertaking.

Company	Country of Incorporation	Percentage of Shares Held by Group

Indura Argentina S.A.	Argentina	*41

BOC Gases Aruba N.V.	Aruba	*100

Auscom Holdings Pty Limited	Australia	*50 ‘A’ Ord
BOC AIP (a Limited Partnership)	Australia	*100
BOC Australia Pty Limited	Australia	*100 Ord & ‘J’ Red Pref
BOC Limited	Australia	*100 Ord & ‘A’ Ord
BOC Gases Finance Limited	Australia	*100
BOC Group Pty Limited	Australia	*100
Boggy Creek Pty Limited	Australia	*100
CC Energy Pty Limited	Australia	*50
CIG Products Pty Limited	Australia	*100
Commonwealth Industrial Gases Pty Limited, The	Australia	*100
Elgas Autogas Pty Limited	Australia	*50
Elgas Limited	Australia	*50
Elgas Reticulation Pty Limited	Australia	*50
OccCorp Pty Limited	Australia	*25
Pacific Engineering Supplies Pty Limited	Australia	*100
Pacific Industrial Supplies Pty Limited	Australia	*100
Pan-Pacific Welding Pty Limited	Australia	*100
South Pacific Welding Group Pty Limited	Australia	*100
Tiamont Pty Limited	Australia	*50
Unigas JV Partnership	Australia	*25

Bangladesh Oxygen Limited	Bangladesh	*60
BOC Bangladesh Limited	Bangladesh	60

SA BOC Edwards NV	Belgium	*100

Hydrogen Company of Paraguana Limited, The	Bermuda	*100
Priestley Company Limited	Bermuda	*100

Afrox Limited	Bophuthatswana	*56

Afrox Gas & Engineering Supplies (Botswana) (Pty) Limited	Botswana	*56
Botswana Oxygen Company (Pty) Limited	Botswana	*56
Botswana Steel Engineering (Pty) Limited	Botswana	*42
Cuulstick Ventures (Pty) Limited	Botswana	*56
Handigas (Botswana) (Pty) Limited	Botswana	*56
Heat Gas (Pty) Limited	Botswana	*42
Kiddo Investments (Pty) Limited	Botswana	*56
Reptile Investment Nine (Pty) Limited	Botswana	*56
Reptile Investment Ten (Pty) Limited	Botswana	*56

BOC Edwards Brasil Limitada	Brazil	*100
BOC Gases do Brasil Limitada	Brazil	*100

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Company	Country of Incorporation	Percentage of Shares Held by Group

AUECC (BVI) Holdings Limited	British Virgin Islands	*50
BOC Lienhwa (BVI) Holding Company Limited	British Virgin Islands	*50 Non Cum Pref Stock & Common Stock
Pure Quality Technology Limited	British Virgin Islands	*50
Shine Sky International Company Limited	British Virgin Islands	*50
Think Advance Limited	British Virgin Islands	*100

Brunei Oxygen Sdn Bhd	Brunei	*25

177470 Canada Inc	Canada	*100
177472 Canada Inc	Canada	*100
44001 Ontario Limited	Canada	*100
9155-2257 Quebec Inc	Canada	*100
BOC Canada Limited	Canada	*100 Common Stock & Pref
Burke Holdings Limited	Canada	*100
Hera, Hydrogen Storage Systems Inc	Canada	*20 Class B Pref
Hibon Inc	Canada	*100 Unlimited ‘A’, Unlimited ‘C’ & Class ‘D’

BOC de Chile S.A.	Chile	*100
Compania de Hidrogeno de Talcahuano Limitada	Chile	*100
Indura S.A., Industria y Comercio	Chile	*41

Asia Union (Shanghai) Electronic Chemical Co Limited	China	*50
BOC (China) Holdings Company Limited	China	*100
BOC Gases (Nanjing) Chemical Park Company Limited	China	*100
BOC Gases (Nanjing) Company Limited	China	*100
BOC Gases (North) Company Limited	China	*100
BOC Gases (Shanghai) Corporation Limited	China	*100
BOC Gases (Suzhou) Company Limited	China	*100
BOC Gases (Tianjin) Company Limited	China	100
BOC Gases (Wuhan) Company Limited	China	*100
BOCLH Industrial Gases (Kunshan) Company Limited	China	*50
BOCLH Industrial Gases (Songjiang) Company Limited	China	*50
BOCLH Industrial Gases (Suzhou) Company Limited	China	*50
BOCLH Industrial Gases (Waigaoqiao) Company Limited	China	*50
BOCLH Industrial Gases (Zhangjiang) Company Limited	China	*50
BOC (Nanjing) Precision Gases Company Limited	China	*100
BOC TISCO Gases Company Limited	China	50
BOC Trading (Shanghai) Company Limited	China	*100
Dalian BOC Carbon Dioxide Company Limited	China	*50
Edwards Tianli (Beijing) Pharmaceutical Systems Company Limited	China	*50
Guangkong Industrial Gases Company Limited	China	*25
Guangzhou GNC Carbon Dioxide Company Limited	China	*25
Guangzhou GNIG Industrial Gases Company Limited	China	*30
Guangzhou Pearl River Industrial Gases Company Limited	China	*25
Maanshan BOC-Ma Steel Gases Company Limited	China	*50
Maoming Coolants Carbon Dioxide Company Limited	China	*25
Nanjing BOC-YPC Gases Company Limited	China	*50
Panyu GNC Carbon Dioxide Company Limited	China	*25
Shanghai BOC Industrial Gases Company Limited	China	100
Shanghai Hongbao Medical Gases Company Limited	China	*48
Shanghai Huayi Microelectronic Material Company Limited	China	*25
Shenzhen Feiying Industrial Gases Company Limited	China	*45
Shenzhen South China Industrial Gases Company Limited	China	*25
Wuxi BOC Gases Company Limited	China	*100

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Company	Country of Incorporation	Percentage of Shares Held by Group

Comingas SA Empresa de Servicios Publicos	Colombia	*74
Gases Industriales de Colombia SA	Colombia	*74
Ingemedicas Santander Limitada	Colombia	*74

BOC Edwards s.r.o.	Czech Republic	*100
GIST Czech Republic s.r.o.	Czech Republic	*100

Solecsa Soldaduras Ecuatorianas S.A.	Ecuador	*34

3 Shires (Cutting & Welding Automated) Limited	England	*100
3 Shires Cutting & Welding Limited	England	*100
Agrinon Company	England	100
Airco Coating Technology Limited	England	100 Ord, ‘A’ Ord & ‘B’ Ord
Anglian Industrial Gases Limited	England	100
Applied Vision Limited	England	*100
BOC America Holdings	England	100
BOC Chile Holdings Limited	England	*100
BOC CIS Limited	England	100
BOC Concentrator Services Limited	England	100
BOC Cryoplants Limited	England	100
BOC Distribution Services Limited	England	100
BOC Dutch Finance	England	*100
BOC Edwards Chemical Management Europe Limited	England	100
BOC (Europe) Holdings Limited	England	100
BOC Helex Limited	England	100
BOC Holdings	England	100
BOC Holland Finance Limited	England	100
BOC Investment Holdings Limited	England	*100
BOC Investments (Luxembourg) Limited	England	*100 Ord & ‘A’ Ord
BOC Investments No.1 Limited	England	*100
BOC Investments No.2 Limited	England	*100
BOC Investments No.3 Limited	England	100
BOC Investments No.4	England	*100
BOC Investments No.5	England	*100 Ord & Ord ‘A’
BOC Ireland Finance	England	*100
BOC Japan	England	100
BOC Japan Finance	England	*99
BOC Japan Holdings Limited	England	*100
BOC Korea Holdings Limited	England	100
BOC Limited	England	*100 Ord & Non-Red Cum Pref
BOC Luxembourg Finance	England	*100
BOC Netherlands Finance Limited	England	100
BOC Netherlands Holdings Limited	England	100 Ord & 7.2% Cum Red Pref
BOC Nominees Limited	England	100
BOC Overseas Finance Limited	England	100
BOC Overseas Finance No.2 Limited	England	100 *100 5% Cum Pref
BOC Pensions Limited	England	100
BOC Pension Scheme Trustees Limited	England	100
BOC Poland Holdings Limited	England	100
BOC RSP Trustees Limited	England	100
BOC Russia Holdings Limited	England	100
BOC SEPS Trustees Limited	England	100
BOC Share Scheme Trustee Limited	England	100
BOC Technologies Limited	England	100
BOC Trustees No.4 Limited	England	100

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Company	Country of Incorporation	Percentage of Shares Held by Group

British Industrial Gases Limited	England	100
British Oxygen Company Limited, The	England	100 Ord, Def Ord & Pref Ord
Calumatic (United Kingdom) Limited	England	100
Cotswold Industrial & Welding Supplies Limited	England	*100
Cryostar Limited	England	100
Cyprane	England	100
Edwards High Vacuum International Limited	England	*100
EHVIL Dissentients Limited	England	100
Express Industrial & Welding Supplies Limited	England	*95
Fluorogas Limited	England	100 Ord, Cum Pref, Def & Special Red
Future Industrial and Welding Supplies Limited	England	*100
Gaffney Industrial & Welding Supplies Limited	England	*80
Gas Instrument Services Limited	England	*84
GIST Limited	England	*100 Ord, 5% Cum Pref & 5% Cum B Pref
G L Baker (Transport) Limited	England	100
Handigas Limited	England	100 Ord & Management
Hick, Hargreaves and Company Limited	England	*100
Indonesia Power Holdings Limited	England	100
Industrial & Welding Management Limited	England	*100
Industrial & Welding Supplies (North West) Limited	England	*100
Islebroad Limited	England	*100
Leengate Hire Limited	England	*100
Leengate Industrial & Welding Supplies Limited	England	*90
Leengate Industrial & Welding Supplies (Lincoln) Limited	England	*90
Leengate Industrial & Welding Supplies (North East) Limited	England	*75
Leengate Industrial & Welding Supplies (Nottingham) Limited	England	*80
Leengate Industrial & Welding Supplies (Scotland) Limited	England	*75
Leengate Industrial & Welding Supplies (Strathclyde) Limited	England	*100
Leengate Welding Group Limited	England	*100
Leengate Welding Services Limited	England	*100
Medishield	England	100
Medispeed Limited	England	100 Ord, 8% 1st Cum Red Pref & 8% 2nd Non Cum Red Pref
Pennine Industrial & Welding Supplies Limited	England	*94
Plasma Products Limited	England	100
Proportioncharm Limited	England	*100
Rock Industrial & Welding Supplies Limited	England	*75
Seabrook Industrial & Welding Supplies Limited	England	*100
Sharp Times Limited	England	*95
Spalding Haulage Limited	England	100
Storeshield Limited	England	*100 Ord & Def
Transhield Limited	England	100
W&G Supplies Limited	England	*80
Welder Equipment Hire Limited	England	*100
Welder Equipment Services Limited	England	*75
Welding Products Holdings Limited	England	100
Welding Wires (Midlands) Limited	England	*100
Wessex Industrial & Welding Supplies Limited	England	*100

BOC Fiji Limited	Fiji	*90

BOC Finland Oy	Finland	*100

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Company	Country of Incorporation	Percentage of Shares Held by Group

BOC Group SAS, The	France	*100
Cryostar SAS	France	*100
Edwards SAS	France	*100
Hibon International SA	France	*100
Hibon SAS	France	*100
Societé de Mécanique Magnétique	France	*87

BOC Edwards GmbH	Germany	*100
BOC Gase Deutschland GmbH	Germany	*100
Weno Verwaltungsgesellschaft mbH	Germany	*100
Wilhelm Klein GmbH	Germany	*100

BOC No. 1 Limited	Guernsey	*100
BOC No. 2 Limited	Guernsey	*100

BOC Group Limited, The	Hong Kong	*100
British Oxygen (Hong Kong) Limited	Hong Kong	*100
HKO Development Company Limited	Hong Kong	*50
Hong Kong Oxygen & Acetylene Company Limited	Hong Kong	*50 ‘A’ Ord
Lien Hwa Industrial Gases (HK) Company Limited	Hong Kong	*50
New Sino Gases Company Limited	Hong Kong	*50

BOC India Limited	India	55

P.T. BOC Gases Indonesia	Indonesia	*100
P.T. Gresik Gases Indonesia	Indonesia	*90 Ord & Class B Red Pref
P.T. Gresik Power Indonesia	Indonesia	*90 Ord & Class B Red Pref
P.T. Soxal Batamindo Industrial Gases	Indonesia	*35

Associated Irish Gases Limited	Ireland	*100
BOC Gas Services Limited	Ireland	*100
BOC Gases Ireland Holdings Limited	Ireland	*100
BOC Gases Ireland Limited	Ireland	*100
BOC Investment Holding Company (Ireland) Limited	Ireland	*100
BOC Investments Ireland	Ireland	*100
BOC (Trading) Limited	Ireland	*100
Oxygenerators Limited	Ireland	*100
Priestley Dublin Reinsurance Company Limited	Ireland	*100

Edwards Israel Vacuum Limited	Israel	*100

BOC Edwards S.p.A.	Italy	*100

Air Liquide Japan Welding Ltd	Japan	*44
A-TEC Ltd	Japan	*44
BOC Edwards Japan Ltd	Japan	*100
BOC Japan Ltd	Japan	*99
Chemical Gases Ltd	Japan	*22
Chubu Daisan Ltd	Japan	*44
Chubu Helium Center KK	Japan	*23
Chugoku Daisan Engineering Ltd	Japan	*44
Daisan Engineering Ltd	Japan	*44
Daisan Gas Center Ltd	Japan	*44
Fukuoka Daisan Ltd	Japan	*24
Himeji Daisan Ltd	Japan	*35
Japan Air Gases Ltd	Japan	*44

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Company	Country of Incorporation	Percentage of Shares Held by Group

Kagoshima Oxyton Ltd	Japan	*33
Kansai Gas First Ltd	Japan	*29
Keiyo Teisan Ltd	Japan	*22
Kinuura Kogyo Gas Ltd	Japan	*27
Kitakanto Gas Center Ltd	Japan	*22
Kitakyushu Oxyton Ltd	Japan	*35
KK Air Gases Hanshin	Japan	*44
KK Air Gases Hiroshima	Japan	*27
KK Air Gases Hokuetsu	Japan	*44
KK Air Gases Kitakyushu	Japan	*26
KK Air Gases Sanyo	Japan	*41
KK Air Gases Service	Japan	*44
KK Air Gases Tokai	Japan	*44
KK Air Gases Tokyo	Japan	*44
KK Air Gases Yamaguchi	Japan	*44
KK H.B.R.	Japan	*23
KK Japan Helium Center	Japan	*40
KK Kawasaki Oxyton	Japan	*27
KK Mizushima Oxyton	Japan	*44
KK Ultra Clean Manufacturing Technology Co	Japan	*30
Kondo Shoji Ltd	Japan	*31
Kumamoto Oxyton Ltd	Japan	*31
Kurosaki Sanso Ltd	Japan	*22
Kyoto Teisan Ltd	Japan	*24
Kyushu Daisan Ltd	Japan	*44
Kyushu Helium Center	Japan	*22
Matsuyama Oxyton Ltd	Japan	*27
Nagasaki Sanso Ltd	Japan	*27
Naniwa Sanso KK	Japan	*22
Nihon Cryogenics Ltd	Japan	*22
Niigata I.G.S. Ltd	Japan	*27
O I Gases Ltd	Japan	*22
Osaka Sanso Production Ltd	Japan	*44
S2M-Japan Co Ltd	Japan	*44
S.T. Specialty Gas Ltd	Japan	*22
Sagami I.G.S. Ltd	Japan	*22
Seitetsu Oxyton Ltd	Japan	*27
Shiga Gas Center Ltd	Japan	*22
T.S. Unyu Ltd	Japan	*44
T.T. Tech Ltd	Japan	*27
Takamatsu Teisan	Japan	*27
Teisan Acetylene Ltd	Japan	*22
Tokai Gas United Ltd	Japan	*23
Tokyo Daisan Engineering Ltd	Japan	*44
Tokyo Medical Gas Ltd	Japan	*31
Uchiura Gas Center Ltd	Japan	*31
VitalAire Japan Ltd	Japan	*44
VitalAire Yokohama Ltd	Japan	*27
Yokkaichi Oxyton Ltd	Japan	*27
Yokohama Teisan Ltd	Japan	*22

Alboc (Jersey) Limited	Jersey	*50 ‘A’ & 'C'
BOC Australian Finance Limited	Jersey	*100
Bocial (Jersey) Limited	Jersey	*50 ‘A’ Ord & ‘A’ Red Pref
BOC Preference Limited	Jersey	*100 ‘A’ & ‘B’
Valboc Holdings (Jersey) Limited	Jersey	*50
Valboc (Jersey) Limited	Jersey	*40

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Company	Country of Incorporation	Percentage of Shares Held by Group

BOC Kenya Limited	Kenya	*65
East African Oxygen Limited	Kenya	*65
Kivuli Limited	Kenya	*65

BOC Edwards Chemical Management Korea Limited	Korea	100
BOC Gases Korea Company Limited	Korea	*100 Common Stock, Pref I & Pref II
BOC Systems Limited	Korea	*100
Shinil Cryogenic Materials Limited	Korea	*49
Songwon Edwards Limited	Korea	*97

Afrox Lesotho (Pty) Limited	Lesotho	*56
Lesotho Oxygen Company (Pty) Limited	Lesotho	*56

Mocoh Gas Madagascar Sarl	Madagascar	*28

BOC Malawi Limited	Malawi	*42
Electrode Manufacturing Company Limited	Malawi	*42
Transarc Saffire Limited	Malawi	*42

Malaysian Oxygen Berhad	Malaysia	*23
MOX Gases Sdn Bhd	Malaysia	*23
MOX Gases (JB) Sdn Berhad	Malaysia	*23
MOX Welding Products Sdn Berhad	Malaysia	*23

Afrox International Limited	Mauritius	*56
Les Gaz Industriels Limited	Mauritius	*21
Mocoh Trading Mauritius Limited	Mauritius	*30

BOC Gases de Mexico S.A. de C.V.	Mexico	*100
Compania de Nitrogeno de Cantarell S.A. de C.V.	Mexico	*65 Class I & Class II
Compania de Operaciones de Nitrogeno S.A. de C.V.	Mexico	*100 Class 1, Series A & B
Servicios de Cantarell S.A. de C.V.	Mexico	*65 Fixed Capital
Servicios de Operaciones de Nitrogeno S.A. de C.V.	Mexico	*100 Fixed Capital

BOC Gases Mozambique Limited	Mozambique	*56
Petrogas Limitada	Mozambique	*27

Gas & Welding Products (Nambia) (Pty) Limited	Namibia	*56
IGL Properties (Pty) Limited	Namibia	*56
IGL (Pty) Limited	Namibia	*56
Namox (Pty) Limited	Namibia	*56

BOC BV	Netherlands	*100
BOC Edwards Pharmaceutical Systems BV	Netherlands	*100
BOC Europe Holdings BV	Netherlands	*100
BOC Group BV, The	Netherlands	*100
BOC Investments BV	Netherlands	100
De Wilde Westland BV	Netherlands	*100
GIST B.V.	Netherlands	*100
G Van Dongen Holding BV	Netherlands	*100
G Van Dongen Transportbedrjf Dirksland BV	Netherlands	*100
Peeman Transport BV	Netherlands	*100
Van Dongen Aalsmeer BV	Netherlands	*100
Van Dongen Chartering BV	Netherlands	*100
Van Dongen Cool Logistics Barendrecht BV	Netherlands	*100
Van Dongen en Mostert BV	Netherlands	*100
Van Dongen Materieel BV	Netherlands	*100

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Company	Country of Incorporation	Percentage of Shares Held by Group

Van Dongen Westland BV	Netherlands	*100

BOC Gases Caribbean NV	Netherlands Antilles	*100
BOC Gases Curaçao NV	Netherlands Antilles	*100 ‘A’ & ‘B’
NV Verus	Netherlands Antilles	*100
NV Verus (Vrije Zone)	Netherlands Antilles	*100

BOC Limited	New Zealand	*100
BOC New Zealand Holdings Limited	New Zealand	*100
South Pacific Welding Group (NZ) Limited	New Zealand	*100

BOC Gases Nigeria plc	Nigeria	*60

BOC Pakistan Limited	Pakistan	60

Dunfly Investments Inc	Panama	*100
Indura Panama S.A.	Panama	*41

BOC Papua New Guinea Pty Limited	Papua New Guinea	*74

Indura S.A. (Peru)	Peru	*41
Indura S.A. Sucursal Peru	Peru	*41

Bacnotan Air Gases Inc	Philippines	*50
Bacolod Oxygen Corporation	Philippines	*100
Bataan Industrial Gases Inc	Philippines	*100
BOC GIST Inc	Philippines	*100
BOC (Phils) Holdings Inc	Philippines	*100
BPC Gas Corporation	Philippines	*100
Carbonic Philippines Inc	Philippines	*100
Cebu Liquid Gas Corporation	Philippines	*67
Chatswood Inc	Philippines	*100
CIGC Corporation	Philippines	*100
CIGI Properties Inc	Philippines	*100
Consolidated Industrial Gases Inc	Philippines	*100 ‘A’ & ‘B’ Ord
Cryo Industrial Gases Inc	Philippines	*100
Davao Oxygen Corporation	Philippines	*100
Grandplains Properties, Inc	Philippines	*40 Pref
Ormoc Oxygen Corporation	Philippines	*100
Royal Southmeadows, Inc	Philippines	*40 Pref
Southern Industrial Gases Philippines Inc	Philippines	*100
Vismin Airtech Industrial Gases Corporation	Philippines	*100

BOC Gazy Sp. z o.o.	Poland	*98
GIST Sp. z o.o.	Poland	*100
Roboprojekt BOC Sp. z o.o.	Poland	*98

BOC Samoa Limited	Samoa	*96

Intellemetrics Limited	Scotland	100
Vorgem Limited	Scotland	100

BOC Gases Pte Limited	Singapore	100
BOC Technologies Singapore Pte Limited	Singapore	*100
Island Pipeline Gases Pte Limited	Singapore	*33 Ord & Red Pref
Jurong Island Industrial Gas Pte Limited	Singapore	*50
Semitech Engineering Pte Limited	Singapore	*50
Singapore Carbon Dioxide Company Pte Limited	Singapore	*25
Singapore Oxygen Air Liquide Pte Limited	Singapore	*50 Ord & Red Pref

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Company	Country of Incorporation	Percentage of Shares Held by Group

SOXAL-MI Technologies Pte Limited	Singapore	*25

BOC Plyny s.r.o.	Slovakia	*100

BOC Gases Solomon Islands Limited	Solomon Islands	*100

African Oxygen Limited	South Africa	*56
Afrox African Investments (Pty) Limited	South Africa	*56
Afrox Educational Services (Pty) Limited	South Africa	*56
Afrox Finance Limited	South Africa	*56
Afrox Limited	South Africa	*56
Afrox Properties (Pty) Limited	South Africa	*56
Afrox Safety Limited	South Africa	*56
Afrox (Transkei)(Pty) Limited	South Africa	*56
Amalgamated Gas & Welding (Pty) Limited	South Africa	*56
Autogas Southern Africa (Pty) Limited	South Africa	*56
AWCE (Pty) Limited	South Africa	*56 Ord & ‘A’ Ord
BOC Edwards South Africa (Pty) Limited	South Africa	*100
Cylinder Leasing (Pty) Limited	South Africa	*56 Red Pref
Dowson & Dobson Industrial Limited	South Africa	*53
Drury Welding (Pty) Limited	South Africa	*56
Energy Medical Supplies (Pty) Limited	South Africa	*56
Harris Calorific South Africa (Pty) Limited	South Africa	*56
Human Performance Systems (Pty) Limited	South Africa	*56
Industrial Research and Development (Pty) Limited	South Africa	*56
ISAS Trust	South Africa	*56
Medi-Speed Natal (Pty) Limited	South Africa	*56
Nasionale Sweisware (Edms) Beperk	South Africa	*56
Nicoweld (Pty) Limited	South Africa	*56
Rockweld (Pty) Limited	South Africa	*56
Safety Gas (Pty) Limited	South Africa	*56
Thermal Welding Products Limited	South Africa	*56 Ord & 6% Cum Pref
Transgraph Export Company (Pty) Limited	South Africa	*56

Logistica Dotra S.L	Spain	*100
Logistica Van Trans S.L	Spain	*100
Trans Fresca S.L	Spain	*100

Handigas Swaziland (Pty) Limited	Swaziland	*56
Swazi Oxygen (Pty) Limited	Swaziland	*56

BOC Intressenter AB	Sweden	*100

BOC AG	Switzerland	*100

Asia Union Electronic Chemical Corporation	Taiwan	*50
BOC Edwards HTC Ltd	Taiwan	*50
BOC Lienhwa Industrial Gases Company Limited	Taiwan	*50
Confederate Technology Company Limited	Taiwan	*26
Edwards Technologies Limited	Taiwan	*100
Far Eastern Industrial Gases Company Limited	Taiwan	*28
Lien Hwa Commonwealth Corporation	Taiwan	*50
Lien Hwa LOX Cryogenic Equipment Corporation	Taiwan	*44
Lienhwa United LPG Company Limited	Taiwan	*28
United Industrial Gases Company Limited	Taiwan	*28
Yuan Rong Industrial Gases Company Limited	Taiwan	*23

BOC Tanzania Limited	Tanzania	*65
Tasco Estates Limited	Tanzania	*20

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Company	Country of Incorporation	Percentage of Shares Held by Group

Eastern Industrial Gases Limited	Thailand	*50
KTPV (Thailand) Limited	Thailand	*100
Map Ta Phut Industrial Gases Company Limited	Thailand	*40
MIG Production Company Limited	Thailand	*53 Ord A-1 & Group ‘B’ Pref
Rayong Acetylene Limited	Thailand	*87
SKTY (Thailand) Limited	Thailand	*100
Thai Industrial Gases Public Company Limited	Thailand	*100
TIG Air Chemicals Limited	Thailand	*98
TIG HyCo Limited	Thailand	*100
TIG Trading Limited	Thailand	*100 Ord & Pref

BOC Gases (Tonga) Limited	Tonga	*90

BOC Uganda Limited	Uganda	*65

BOC Helium M.E. FZCO	UAE (Dubai)	*100

Airco BH-F Systems, Inc	USA	*100
Airco Inc (Delaware)	USA	*100
Airco Onsites, Inc	USA	*100
Airco Properties, Inc	USA	*100
Air Reduction Company, Inc	USA	*100
BOC Americas, Inc	USA	*100
BOC Americas (PGS), Inc	USA	*100
BOC Energy Services, Inc	USA	*100
BOC Global Helium, Inc	USA	*100
BOC Group, Inc (Delaware), The	USA	*100
BOC Group, Inc (Nevada), The	USA	*100
BOC Hydrogen, Inc	USA	*100
BOC, Inc	USA	*100
BOC Merchant Production, Inc	USA	*100
BOC North America, Inc	USA	*100
BOC Transport, Inc	USA	*100
Calumatic North America Corporation	USA	*100
Certified Gas & Controls, Inc	USA	*100
Cliffside Helium, LLC	USA	*26
East Coast Oxygen Company	USA	*50
EMC Batesville, LLC	USA	*100
Environmental Management Corporation	USA	*100
ESH Connect, Inc	USA	*36 Series ‘A’ Pref
Hydromatix, Inc	USA	*100
Linde BOC Process Plants, LLC	USA	*30
NuPharmx, LLC	USA	*49
Ohmeda Medical Devices Division, Inc	USA	*100
Safequest, LLC	USA	*100
Selox, Inc	USA	*100
Tam Oxygen Co	USA	*100

BOC Gases Virgin Islands Inc	US Virgin Islands	*100

BOC Gases de Venezuela CA	Venezuela	*100
Inversiones ABC, SA	Venezuela	*100
Inversiones Vencan SA	Venezuela	*100
Productora de Gas Carbonico SA	Venezuela	*100 Class ‘A’, ‘B’ & ‘C’

North Vietnam Industrial Gases Limited	Vietnam	*40

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Company	Country of Incorporation	Percentage of Shares Held by Group

BOC Gases Zambia plc	Zambia	*39

BOC Zimbabwe (Pvt) Limited	Zimbabwe	*100
Handigas (Pvt) Limited	Zimbabwe	*100
Industrial Gases (Pvt) Limited	Zimbabwe	*100
Oxyco Utilities (Pvt) Limited	Zimbabwe	*100
Oxygen Industries (Pvt) Limited	Zimbabwe	*100
Weldex (Pvt) Limited	Zimbabwe	*100
Zimbabwe Oxygen (Pvt) Limited	Zimbabwe	*100